Exhibit 10(l)

                                 LEASE AGREEMENT

                       ==================================


                           Dated as of August 15, 2007


                       ==================================


                                     between


                              180 LINDEN REALTY LLC

                                    Landlord

                                       and

                                VASOMEDICAL, INC.

                                     Tenant


                       ==================================

                                 LEASE AGREEMENT
                                 ---------------

     This Indenture of Lease (the "Lease") dated as of the 15th day of August, 2007 by and between 180 LINDEN REALTY, INC., a New York limited liability company having an address at 2545 Hempstead Turnpike, Suite 401, East Meadow, New York 11554 or its assignee ("Landlord"), and VASOMEDICAL, INC., a Delaware corporation having an address at 180 Linden Avenue, Westbury New York 11590.

                                W I T N E S S E T H:
                                - - - - - - - - - -

     In  consideration  of  ten  ($10.00)  dollars,   other  good  and  valuable
consideration, and the mutual covenants contained herein, Landlord and Tenant, intending to be legally bound, hereby agrees as follows:


                                   ARTICLE 1.
                               CERTAIN DEFINITIONS

                      Section 1.01. As used in this Lease:

     A. "Commencement Date" has the meaning set forth in Article 2;

     B. "Demised Premises" means the existing building, storage shed, and any other structures or improvements now or hereafter erected or situated on the Land (hereinafter defined), the foundations and footings of the structures and improvements so included, and any and all fixtures, equipment and machinery of every kind and nature owned by Landlord whatsoever now or hereafter affixed or attached thereto, or now or hereafter used in connection with the operation use or occupancy thereof, and the appurtenances thereto;;

     C. "Event of Default" has the meaning set forth in Article 16;

     D. "Expiration Date" means the last day of the Term. If the Lease is cancelled or terminated prior to the originally fixed Expiration Date, then the Expiration Date shall be the date on which the Lease is so cancelled or terminated. If the Lease is cancelled or terminated prior to the originally fixed Expiration Date by reason of the occurrence of an Event of Default, Tenant's liability under the provisions of the Lease shall continue until the date the Term would have expired and such cancellation or termination would have occurred;

     E. "Fee Mortgage" means a mortgage on Landlord's fee ownership of the Property or any part thereof and the term "Fee Mortgagee" shall mean any holder of such mortgage;

     F. "Insurance Requirements" means the applicable provisions of the insurance policies carried by Landlord and/or Tenant covering the Property; all requirements of the issuer of any such policy; and all orders, rules, regulations, and other requirements of any insurance service office which serves the community in which the Property is situated;

     G. "Landlord" means only the owner or lessor for the time being of the Property so that from and after the later to occur of (1) any sale of the Property or (2) an assignment of this Lease and (3) notice to Tenant of said sale or assignment, Landlord shall be and hereby is entirely freed and relieved of all obligations of Landlord hereunder and it shall be deemed without further agreement between the parties and such purchaser(s) or assignee(s) that the said purchaser or assignee has assumed and agreed to observe and perform all obligations of Landlord hereunder;

     H. "Parking Area" means all portions of the Property other than the Building;

     I. "Person" means an individual, fiduciary, estate, trust, partnership, firm, association, corporation, or other organization, or a government or governmental authority;

     J. "Prime Rate" shall mean the prime rate set forth in the Wall Street Journal or such other standard as shall then be recognized by the banking community as having replaced the "prime rate";

     K. "Property" shall mean all those lands (the "Land") and premises together with the Building situate, lying and being in Westbury, Town of North Hempstead, County of Nassau, State of New York, known by the street address of 180 Linden Avenue, Westbury, New York 11590;

     L. "Repair" includes the words "replacement and restoration", "replacement or restoration", "replace and restore", "replace or restore", as the case may be, unless specifically indicated to the contrary herein;

     M. "State" means New York State;

     N. "Tenant's Agents" includes Tenant's employees, servants, licensees, tenants, subtenants, assignees, contractors, heirs, successors, legatees, and devisees;

     O. "Term of this Lease" has the meaning set forth in Article 2; and

     P "Termination of this Lease" means the expiration of the term of this Lease and any sooner termination of the term of this Lease pursuant to any of the provisions of this Lease.


                                   ARTICLE 2.
                    LEASE OF DEMISED PREMISES, TERM OF LEASE

     Section 2.01. The Landlord, for and in consideration of the rent to be paid and of the covenants and agreements hereinafter contained to be kept and performed by the Tenant, hereby leases to the Tenant, and the Tenant hereby hires from the Landlord, the Demised Premises.

     Section 2.02. This Agreement shall be in full force and effect as of the date of full execution of this Lease. The primary term ("Primary Term") of this Lease shall be for a period commencing on August 15, 2007 (the "Commencement Date"), and ending at midnight on August 31, 2012 (the "Expiration Date").

     Section 2.03. Notwithstanding the foregoing, provided that no Event of Default shall be in existence at the time of either the exercise or the effective date of Tenant's notice to cancel, Tenant may cancel this Lease at any time upon six (6) months' prior written notice. In such event, Landlord shall draw down on the full face amount of the Security Letter at the time of Tenant's exercise of its termination right as consideration for the early termination, but same shall not excuse Tenant from its payment obligations hereunder until the effective date.


                                   ARTICLE 3.
                                       USE

     Section 3.01. The Demised Premises shall be used only for the assembly, repair and warehousing of medical equipment and parts, and for general and executive offices. Tenant acknowledges that Landlord has not made any representations as to whether the Demised Premises may be used for the aforesaid uses pursuant to applicable zoning and building laws, rules and regulations. Tenant shall not use or allow the Demised Premises or any part thereof to be used or occupied for any unlawful purpose, or in violation of any certificate of occupancy affecting the use of the Demised Premises. Tenant shall occupy and operate the entire Demised Premises continuously throughout the Term of this Lease in the manner set forth hereinabove.


                                   ARTICLE 4.
                     RENT, SECURITY, TAXES, INSURANCE, ETC.

     Section 4.01. RENT. A. "Rent" means Fixed Rent, Operating Expenses and Taxes. This Lease is intended to be a "triple net" lease, where Landlord has only the responsibility to pay real estate taxes and for its insurance, and only to the extent that Tenant has made prior payment of the amounts necessary to pay same. Tenant is responsible for all other costs and actions necessary to maintain the Premises in the condition required under this Lease.

     B. Rent shall be paid automatically without written or oral notice, demand, counterclaim, offset, deduction, defense, or abatement.

     C. All Rent and all other amounts payable under the Lease shall be payable at Landlord's address as set forth in the Lease or at such other address as Landlord shall designate by giving notice to Tenant.

     D. If Tenant shall fail to pay any Operating Expenses, Taxes or any other charges payable hereunder, whether or not same are called Rent or additional rent, Landlord shall have all remedies provided for in the Lease or at law in the case of nonpayment of Fixed Rent. Tenant's obligations under this Article shall survive the Expiration Date of the Lease.

     E. The Rent or other payments reserved hereunder shall be paid to the Landlord without any claim on the part of the Tenant for diminution or abatement. The Tenant's obligation to pay the Rent hereunder and to perform the covenants and agreements on its part to be performed hereunder shall in no way be affected, impaired or excused in any respect because the Landlord is unable, for any reason whatsoever, to fulfill any of its obligations hereunder or because the Tenant's use and occupancy of the Demised Premises shall be disturbed or prevented from any cause whatsoever, except as otherwise specifically provided in this Lease. The Rent is deemed to be absolutely "net" to Landlord, and, except for the payment to landlord of items of additional rent to Landlord, Tenant is obligated to pay all expenses of the operation of the Demised Premises.

     F. Any sums of money required to be paid under this lease by Tenant in addition to the rent herein provided, shall be deemed "additional rent due and payable". It shall be paid after demand therefore with the rent next due or as may be otherwise provided herein. If Landlord receives from Tenant any payment less than the sum of the Fixed Rent, additional rent, and other charges then due and owing, Landlord, in its sole discretion, may allocate such payment in whole or in part to any Fixed Rent, any additional rent, and/or other charge or to any combination thereof. Landlord's failure to deliver to Tenant a statement showing Tenant liability for additional rent for any portion of the term of this Lease during the term of this Lease shall neither prejudice nor waive Landlord's right to deliver any such statement for a subsequent period or to include in such subsequent period of a previous period.

     Section 4.02. FIXED RENT. Fixed Rent shall thereafter be payable during the Term at the rate set forth in Exhibit A annexed hereto. Fixed Rent shall be payable in equal monthly installments. Each monthly installment shall be due in advance on the first day of each month during the Term. If the Expiration Date occurs on a day other than the last day of any month, Fixed Rent for the last month during the Term shall be pro-rated in the same manner.

     Section 4.03. OPERATING EXPENSES: A. The term "Operating Expenses" shall mean all costs and expenses paid or incurred with respect to the building insurance contemplated in Section 4.05 hereof solely in connection with the operation of the Demised Premises.

     B. The term "Operating Year" shall mean each period of twelve (12) months, commencing on the Commencement Date and running until the day immediately prior to each anniversary thereof which occurs during any part of the Term of this Lease.

     C. Tenant shall pay the Operating Expenses for each Operating Year commencing on the Commencement Date within ten (10) days of the presentation of landlord's invoice therefore, which invoice shall include a copy of landlord's insurance bill.

     Section 4.04. TAXES.

     A. The term "Taxes" shall include the sum of all real estate taxes and assessments, special assessments, water and sewer rents and each and every installment thereof which shall or may during the term of this Lease be levied, assessed, imposed, become due and payable, or liens upon or arising in connection with the use, occupancy or possession of or grow out of, or for the Demised Premises as if the Demised Premises were the sole asset of Landlord. If at any time during the Term of this Lease the methods of taxation prevailing at the execution of this Lease shall be altered so that in lieu of or as a substitute for the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate or the improvements thereon there shall be levied, assessed or imposed (i) a tax, assessment, levy, imposition or charge wholly or partially payable as a capital levy or otherwise on the rents received therefrom, or (ii) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon the Demised Premises and imposed upon Landlord, or (iii) a license fee or charge measured by the rents payable by Tenant to Landlord, or (iv) a license fee or charge measured by the rent receivable by Landlord for the Building or any portion thereof and/or the Land or any other building or other improvements constructed on the Land, or (v) a tax, license fee or charge imposed on Landlord which is otherwise measured by or based in whole or in part, upon the Building or any portion thereof and/or the Land or any other building or other improvements constructed on the Land, or (vi) any other tax or levy imposed in lieu of or as a substitute for Taxes which are levied, assessed or imposed as of the date of this Lease, then in any such event, the same shall be included in the computation of Taxes hereunder. A tax bill or copy thereof shall be conclusive evidence of the amount of Taxes or installments thereof.

     B. The Tenant shall pay the Landlord the Taxes levied against the Property ("Tenant's Tax Payment" or "Tax Payment"). The Tenant shall have paid to the prior landlord of the Demised Premises all taxes due through the end of the tax year or semi-annual tax period during which the Commencement Date shall occur. Thereafter, Landlord shall render to Tenant a statement containing a computation of Tenant's Tax Payment ("Landlord's Statement"), which statement shall be based upon bills or assessments for future bills for the applicable annual period rendered by the applicable collector of taxes for Nassau County, the Westbury School District and The Town of North Hempstead. Within thirty (30) days after the rendition of the Landlord's Statement, Tenant shall pay to Landlord the amount of Tenant's Tax Payment due for the first half of each tax bill or assessment. After such initial annual payment, on the first day of each month following the rendition of each Landlord's Statement, Tenant shall pay to Landlord, on account of Tenant's next Tax Payment, a sum equal to one-twelfth (1/12th) of Tenant's last Tax Payment due hereunder, which sum shall be subject to adjustment for subsequent increases or decreases in Taxes. In the event the aggregate amount of all payments made by Tenant on account of a particular Tax Payment exceeds the actual amount of such Tax Payment, Landlord shall credit the entire amount of such excess against the next installment(s) of Tenant's Tax Payment becoming due under this lease.

     C. Only Landlord shall be eligible to institute proceedings to reduce the assessed valuation of the Land or the Building. In the event Landlord shall obtain a tax refund as a result of any such reduction proceedings, then, provided Tenant is not then in default under the terms of this Lease, and after all applicable grace periods have expired, and after the final conclusion of all appeals or other remedies, Tenant shall be entitled to the net refund obtained. As used herein, the term "net refund" means the refund plus interest, if any, thereon, paid by the governmental authority less appraisal, engineering, expert testimony, attorney, printing and filing fees and all other Landlord costs and expenses of the proceeding. Tenant shall pay to Landlord Tenant's appraisal, printing and filing fees of the proceeding incurred by Landlord in the event said proceeding does not result in any net refund. Notwithstanding anything contained to the contrary herein, Tenant shall not be entitled to any refund in excess of monies paid by Tenant hereunder.

     D. Landlord's failure during the Term of this Lease to submit tax bills or copies thereof to Tenant, or Landlord's failure to make demand under this Article or under any other provision of this Lease shall not in any way be deemed a waiver of, or cause Landlord to forfeit or surrender its rights to collect any items of additional rent which may have become due pursuant to this Article during the term of this Lease. Tenant's liability for the additional rent due under this Article shall survive the expiration or sooner termination of this Lease.

     Section 4.05. LANDLORD'S INSURANCE. During the term of this Lease, the Landlord shall procure and maintain the following types of insurance ("Insurance") in the amounts specified, and for which all losses shall be adjusted with the insurance companies by Landlord and shall be paid to Landlord or as directed by Landlord:

     A. Keep insured the Building on the Property and building equipment against loss or damage by fire (and against such other risks as would be covered by "ALL-RISK" insurance to the extent that such insurance is reasonably available), in an amount not less than 100% of the then full insurable value of said Building and building equipment. The term "full insurable value" shall mean the actual replacement value (excluding foundation and excavation costs) and said "full insurable value" shall be reasonably determined by Landlord's engineers, or if Landlord also desires by one of the insurers acceptable to Landlord.

     B. Maintain sprinkler leakage insurance upon the Building and building equipment in an amount not less than 90% of their then full insurable value;

     C. Maintain flood insurance, as may be required by any Fee Mortgagee; and

     D. Maintain "rent loss" insurance in the amount of one year's Rent.

     Section 4.06. SECURITY DEPOSIT - LETTER OF CREDIT.

     A. Upon the execution hereof by Tenant, Tenant shall deliver to Landlord and, subject to the provisions of this Section, shall maintain in effect at all times during the Term hereof, an unconditional, irrevocable standby letter of credit in an amount (the "Security Amount") equal to Sixty Eight Thousand Eight Hundred Fifty Dollars ($68,850.00) as security for the faithful performance and observance by Tenant of the terms of this Lease. Said letter of credit shall be in form reasonably satisfactory to Landlord, shall name Landlord as the beneficiary thereunder, and shall be issued by a banking corporation reasonably satisfactory to Landlord having a counter upon which the letter of credit may be drawn and presented in the City of New York or on Long Island. Such initial letter of credit shall have an expiration date no earlier than August 15, 2008 and shall be automatically renewed thereafter for successive periods of at least one year until the date which is thirty (30) days following the Expiration Date hereof (herein the "L/C Maintenance Date") unless terminated by the issuer thereof by notice to Landlord given not less than forty-five (45) days prior to the stated expiration thereof. In the event of the termination of any such letter of credit, Tenant shall throughout the term of this Lease deliver to Landlord replacement letters of credit in lieu thereof (each such letter of credit and such replacements thereof, as the case may be, is herein referred to as a "Security Letter") no later than thirty five (35) days prior to the expiration date of the preceding Security Letter so that at all times until the L/C Maintenance Date, Landlord shall be holding a Security Letter meeting the requirements hereof. If Tenant shall fail to obtain any replacement of a Security Letter within the time limits set forth in this Section, Landlord may draw down the full amount of the existing Security Letter and retain the same as security hereunder.

     B. In the event Tenant defaults (beyond any applicable notice and period of cure) in respect to any of the terms, provisions, covenants and conditions of this Lease, including, but not limited to, the payment of Fixed Rent and Additional Rent or any other charges or damages, Landlord may draw down on the Security Letter and may use, apply or retain the whole or any part of the security for the payment of any Fixed Rent and Additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord expends or is required to expend by reason of Tenant's default in respect of any of the terms, provisions, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. To insure that Landlord may utilize the security represented by the Security Letter in the manner, for the purpose, and to the extent provided in this Section, each Security Letter shall, without limitation, provide (i) that the full amount (or any portion) thereof may be drawn down by Landlord upon the presentation to the issuing bank of Landlord's draft drawn on the issuing bank with accompanying statement purportedly executed by an officer of beneficiary to the effect that the beneficiary is entitled to draw under the Security Letter in accordance with the term of the Lease, and (ii) that the Security Letter shall be transferable by Landlord to any transferee of Landlord's interest in the Premises, without cost to Landlord, in the event of a transfer of Landlord's interest in the Premises. In the event of any such transfer, Landlord shall transfer any interest it may have in the Security Letter to the transferee thereof and Landlord (upon such transfer) shall thereupon be released by Tenant from all liability for the return of such Security Letter, and Tenant agrees to look solely to the new Landlord under the Lease for the return of said Security Letter; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security Letter to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies (or Security Letter) deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

     C. In the event that Tenant defaults in respect of any of the terms, provisions, covenants and conditions of this Lease and Landlord utilizes all or any part of the security represented by the Security Letter, Landlord may, in addition to exercising its rights as herein, retain the unapplied and unused balance of the principal amount of the Security Letter as security for the faithful performance and observance by Tenant thereafter of the terms, provisions and conditions of this Lease, and may use, apply or retain the whole or any part of said balance to the extent required for payment of Fixed Rent, Additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease. In the event Landlord utilizes all or any part of the security represented by the Security Letter, Tenant shall immediately deposit with Landlord a further Security Letter (or cash) equal to the amount so drawn, used or applied, as aforesaid so that at all times Landlord shall have in its possession Security

Letter(s) (and cash security) totaling the Security Amount, failing which Landlord shall have the same rights and remedies against Tenant as for the nonpayment of Fixed Rent beyond the applicable grace period.

     D. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Security Letter shall be returned to Tenant within thirty (30) days after the later to occur of (i) the Expiration Date hereof and (ii) the delivery of the entire possession of the Lease Premises to Landlord in the condition and in accordance with the provisions hereof.

     Section 4.07. TENANT'S INSURANCE. During the term of this Lease, Tenant shall, at Tenant's sole cost and expense for the mutual benefit and protection of Landlord, Fee Mortgagee and Tenant, maintain:

     A. Public Liability Insurance, such insurance to afford protection in an amount of not less than a Three Million ($3,000,000) Dollar combined single limit of liability for bodily injury or property damage arising out of any one occurrence. This limit can be achieved by any combination of primary and excess insurance. Tenant shall also carry Fire and Extended Coverage Insurance on Tenant's property, insuring against damage by fire, and such other risks and hazards as are insurable under present and future standard forms of fire and extended coverage insurance policies, for the full insurable value thereof. Landlord shall be added as an additional insured to protect its interest in regards to any improvements and betterments made to the Demised Premises.

     B. Tenant agrees to deliver to Landlord, at least thirty (30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of any such policy, either a duplicate original or a certificate of insurance and certified true copies of all policies procured by Tenant, in compliance with its obligations hereunder, together with evidence of payment therefor, or, if Landlord so requires, to the Fee Mortgagee, except that if insurance is in blanket form, Tenant shall promptly provide Landlord suitable certificates from the insurer to evidence coverage of the Landlord. All of said policies of insurance shall name the Landlord and its designee as additional insureds, as their interest may appear, and shall be in form and with insurance companies satisfactory to Landlord. All such policies shall contain an endorsement stating that such insurance may not be cancelled or amended except upon not less than thirty (30) days prior written notice to Landlord and any designee of Landlord.

     C. All insurance provided for in this paragraph shall be effected under valid and enforceable policies issued by insurers of recognized responsibility.

     D. During the term of this Lease, Tenant shall maintain workman's compensation insurance covering all persons employed by the Tenant and with respect to whom death or bodily injury claims could be asserted against Landlord. In addition to which, prior to any construction, repairs, alterations and additions to the Demised Premises by Tenant, Tenant shall restrict access to the Demised Premises by any contractor unless such contractor has a certificate of insurance on file with the Tenant covering workman's compensation insurance.

     E. Upon Tenant's failure to comply in full with this subparagraph, the Landlord shall have the right to obtain said insurance as required to protect the Landlord's interests, pay the premiums therefor, and add said premiums to the monthly installment of Fixed Rent next due.

     Section 4.08. Neither the Tenant nor the Landlord, nor their respective agents or employees, shall be liable to the other or to anyone claiming through or under them by way of subrogation or otherwise, for loss or damage of the type normally covered by fire and "ALL-RISK" and public liability insurance covering buildings or contents. Landlord and Tenant shall each cause their insurance policies to contain clauses or endorsements that the aforesaid releases shall not adversely affect or impair a party's rights to recover under said insurance policies. In addition, it is understood and agreed that if any such liability shall exceed the amount of the effective and collectable insurance in question, the party responsible shall be liable for such excess.


                                   ARTICLE 5.
                 LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS

     Section 5.01. If Tenant shall at any time fail to (a) pay any Operating Expenses or Taxes in accordance with Article 4, (b) take out, pay for, maintain, or deliver any of the insurance policies provided for in Article 4, (c) cause any lien of the character referred to in Article 12 to be discharged as provided, or (d) perform any other act on its part to be performed under this Lease, then Landlord may after fifteen (15) days notice to Tenant (or without notice in case of an emergency), but shall not be obligated to do so, and without further notice or demand upon Tenant and without waiving or releasing Tenant from any obligations of Tenant in this Lease contained, (i) pay any Operating Expenses or Taxes payable by Tenant pursuant to Article 4, (ii) take out, pay for and maintain any of the insurance policies provided for in Article 4, (iii) discharge any lien of the character referred to in Article 12 as provided or (iv) perform any such other act on Tenant's part to be performed under this Lease.

     Section 5.02. All sums paid by Landlord pursuant to Section 5.01 and all necessary incidental costs and expenses paid or incurred by Landlord in connection with the performance of any act by Landlord pursuant to that section, together with interest thereon at the rate of the lesser of (a) eighteen (18%) percent or (b) the maximum rate allowed by law from the date of making of that expenditure by Landlord, shall constitute additional rent and shall be payable by Tenant to Landlord in accordance with Article 4.


                                   ARTICLE 6.
                      COVENANTS AGAINST WASTE AND TO REPAIR
                        AND MAINTAIN THE DEMISED PREMISES

     Section 6.01. Tenant shall not cause or permit any waste, damage, or injury to the Demised Premises. Tenant shall not cause or permit any debris or garbage to litter the Demised Premises or the exterior of the Building.

     Section 6.02. Tenant shall make all structural and non-structural repairs and replacements necessary to maintain the Building in a condition appropriate for buildings of similar construction, use, and class in the area of the Demised Premises; and in any event shall make all repairs necessary to avoid any structural damage or injury to the Building, and shall provide landscaping, parking lot maintenance, in connection with the operation of the Demised Premises.

     Section 6.03. Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Demised Premises.

     Section 6.04. Tenant shall hire, at its own cost and expense, a reputable service contractor or contractors to maintain and repair the heating, ventilating and air conditioning equipment, sprinkler systems and all other building systems that service the Demised Premises, as well as the roof.

                                   ARTICLE 7.
                    COMPLIANCE WITH ORDERS, ORDINANCES, ETC.

     Section 7.01. On and after the Occupancy Date, Tenant shall promptly comply with (a) all laws and ordinances and the orders, rules, regulations, and requirements of all federal, state, and municipal governments and appropriate departments, commissions, boards, and officers thereof, and the orders, rules, and regulations of the Board of Fire Underwriters which has jurisdiction, or any other body hereafter constituted exercising similar functions, which may be applicable to its use or manner of use of the Demised Premises (collectively "Laws"), and (b) the requirements of all policies of public liability, fire, and all other policies of insurance at anytime in force with respect to the Demised Premises as required under Article 4.

     Section 7.02. Tenant shall have the right, after written notice to Landlord, to contest by appropriate legal proceedings, in the name of Tenant or Landlord or both, without cost or expense to Landlord, the validity or application of any law, ordinance, order, rule, regulation, or requirement referred to, and if, by the terms of any such law, ordinance, order, rule, regulation, or requirement, compliance therewith pending the prosecution of any such proceeding may legally be held in abeyance without the incurrence of a lien, charge, or liability of any kind against the Demised Premises and without subjecting Landlord to any criminal liability of whatsoever nature for failure so to comply, Tenant may postpone compliance until the final determination of any proceedings, provided that all such proceedings shall be prosecuted with reasonable diligence and dispatch, and if any lien, charge or civil liability is incurred by reason of non-compliance, Tenant may nevertheless make the contest and delay compliance as described above, provided that Tenant furnishes to Landlord security, reasonably satisfactory to Landlord, against any loss or injury by reason of such noncompliance or delay and prosecutes the contest with reasonable diligence. Landlord, without cost to it, shall execute and deliver any papers which may be necessary or proper to permit Tenant to contest the validity or application of any such law, ordinance, order, rule, regulation, or requirement.

     Section 7.03. Tenant shall indemnify Landlord and hold it harmless from and against any and all liabilities, costs and expenses (including reasonable attorney's fees and disbursements) incurred in connection with Tenant's failure to comply with Sections 7.01 and 7.02 hereinabove.


                                   ARTICLE 8.
                    DAMAGE TO OR DESTRUCTION OF THE BUILDING

     Section 8.01. If at any time during the term of this Lease, if more than twenty five (25%) percent of the Demised Premises shall be damaged or destroyed from fire or other casualty (including any casualty for which insurance coverage was not obtained) of any kind or nature, regardless of whether said damage or destruction resulted from an act of God, the fault of the Tenant, the Landlord or from any cause whatsoever, then the Landlord may, at its option, rebuild the Demised Premises or terminate this Lease. Landlord shall notify Tenant within sixty (60) days of such damage or destruction whether it intends to rebuild the Demised Premises. If Landlord fails to so notify Tenant, or if the time to rebuild shall be estimated to be more than six (6) months from the date of such notice, Tenant shall have the right to cancel this Lease, be relieved of its obligations hereunder, and receive the return of any portion of the Security Deposit not otherwise due Landlord.

     Section 8.02. No provision of this Article shall be construed to entitle the Tenant to any abatement, allowance, reduction or suspension of Rent unless and until this Lease is terminated by the Landlord. Notwithstanding the foregoing, in the event and to the extent that Landlord receives proceeds from its "rent loss" insurance, same will be credited against the amounts due from Tenant.

                                   ARTICLE 9.
                                  CONDEMNATION

     Section 9.01. If more than twenty five (25%) percent of the Demised Premises shall be taken under the exercise of the power of eminent domain by any competent governmental authority, each of Landlord and Tenant shall have the option to terminate this Lease as of the date of such taking. In that event, the Rent due hereunder shall be apportioned as of the date of such taking and any balance of the prepaid Rent not theretofore applied towards the payment of accrued installments of Rent in accordance with the provisions hereof shall be repaid to the Tenant.

     Section 9.02. If any portion of the Demised Premises shall be taken under the exercise of the power of eminent domain and the Lease is not terminated in accordance with Section 9.01 above, the Rent shall be reduced in proportion to the portion of the Demised Premises taken.

     Section 9.03. In the event of any taking, whether total or partial, the Tenant shall have no claim in or to any award of damages for such taking other than for Tenant's leasehold improvements and moving expenses. The Tenant hereby expressly assigns any and all of its right, title and interest in and to such award or any part thereof (other than for such leasehold improvements or moving expenses), to the Landlord.

                                  ARTICLE 10.
                             CHANGES AND ALTERATIONS

     Section 10.01. Tenant shall not make any changes or alterations to the improvements existing on the Demised Premises at the Occupancy Date except in accordance with this Article.

     Section 10.02. All changes, alterations, demolition or new construction, structural or otherwise, to the Building other than decorations, painting and other non-structural activities aggregating less than $35,000 shall be subject to Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. All changes, alterations, demolition, or new construction (collectively "changes or alterations") shall be made in all cases subject to the following conditions:

     A. No changes or alterations shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required from time to time, all municipal and other governmental permits and authorizations of the various municipal departments and governmental subdivisions having jurisdiction. Landlord shall, at Tenant's sole cost and expense, except as otherwise provided herein, join in the application for such permits or authorizations whenever such action is necessary.

     B. Any structural changes or alterations, or any changes or alterations undertaken as a single project and involving an estimated cost aggregating more than five (5%) percent of the then full insurable value of the Building (other than decorations, painting and other non-structural activities aggregating less than $35,000), shall be conducted under the supervision of an architect or engineer licensed as such in the State (who may be an employee of Tenant or its managing agent) selected by Tenant, and no such work shall be undertaken until preliminary plans and outline specifications and budget estimates therefor, prepared and approved in writing by such architect or engineer stating that in the opinion of such architect or engineer, the same shall comply with this Article, shall have been submitted to Landlord.

     C. All changes or alterations shall be of such a character that, when completed, the economic value of the Building shall be not less than the value of the Building immediately prior to any such changes or alterations.

     D. All work done in connection with any changes or alterations shall be done in a good and workmanlike manner and in compliance with applicable building and zoning laws and all other applicable laws, ordinances, orders and requirements of all federal, state, and municipal governments and the appropriate departments, commissions, boards, and officers thereof; the Demised Premises shall at all times be free of liens for labor and materials supplied or claims to have been supplied, and Tenant shall obtain lien waivers from all contractors upon the completion of their activities at the Premises; and the work shall be prosecuted with reasonable dispatch, unavoidable delays excepted.

     E. Worker's compensation insurance covering all persons employed in connection therewith and with respect to whom death or bodily injury claims could be asserted against Landlord, Tenant, or the Demised Premises and general liability and property damage insurance (which may be effected by endorsement, if obtainable, on the insurance required to be carried pursuant to Article 4 for the mutual benefit of Landlord and Tenant with limits of not less than those required to be carried pursuant to Section 4.07A shall be maintained by Tenant at all times when any work is in process in connection with any changes or alterations.

     F. No changes or alterations undertaken as a single project and involving an estimated cost aggregating more than five (5%) percent of the then full insurable value of the Building shall be undertaken until Tenant shall have furnished to Landlord, (i) cash, (ii) a completion bond issued by a bonding company reasonably satisfactory to the Landlord, or (iii) such other security reasonably acceptable to the Landlord, in each case in an amount at least equal to the estimated cost of such changes or alterations.

     Section 10.03. In performing any work or repairs to, or restoration, replacement, or rebuilding of, the Building required to be performed by Tenant pursuant to the terms of this Lease, Tenant shall observe and perform, in so far as the nature of such repairs, restoration, replacement, or rebuilding make such observance and performance appropriate, the conditions relating to changes or alterations set forth in this Article.

     Section 10.04. Prior to submitting to the appropriate governmental agency any plans and drawings for Governmental Approvals, Tenant shall submit to Landlord said plans and drawings ("Proposed Specifications"). Landlord shall have a period of fifteen (15) days either to approve or to disapprove the Proposed Specifications, any such approval not unreasonably to be withheld or delayed. If Landlord does not approve the Proposed Specifications, Landlord shall return the Proposed Specifications to Tenant and notify Tenant of any reasonable changes it desires to the Proposed Specifications. In that event, Tenant shall modify the Proposed Specifications in accordance with Landlord's requirements and shall return them as modified to Landlord within the following ten (10) days. All changes to the Proposed Specifications, whether required by any governmental agency having jurisdiction over the Demised Premises or as otherwise made during the term of this Lease, shall also be submitted to Landlord for its review and approval as provided hereinabove.

     Section 10.05. Promptly upon the completion of all alterations, additions, changes or improvements performed by Tenant at the Demised Premises, Tenant shall deliver to Landlord a Certificate of Occupancy, the Certificate of Fire Underwriters and all other certificates and approvals of any other appropriate governmental or supervisory agency having jurisdiction thereof, certifying the proper completion of such work in accordance with all applicable laws, rules and regulations. In addition, upon completion of any and all such work Tenant shall promptly deliver to Landlord a set of "as built" plans and specifications.

     Section 10.06. All permanent installations affixed to the Demised Premises at any time, either by Tenant or by Landlord on behalf of Tenant, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the Demised Premises unless Landlord, by written notice to Tenant no later than twenty (20) days prior to the Expiration Date, elects to have them removed by Tenant, in which event the same shall be removed by Tenant at Tenant's expense prior to the Expiration Date. Nothing in this Article shall be construed to give Landlord title to or prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such equipment from the Demised Premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the Demised Premises to the condition existing prior to such installation and shall repair any damage to the Demised Premises or the Building due to such removal.

     Section 10.07. Tenant shall pay to Landlord on demand, as additional rent, a supervisory fee of 10% of the cost of any alterations, additions, changes or improvements made to the Demised Premises other than decorations, painting and other non-structural activities aggregating less than $35,000. Tenant shall also pay to Landlord Landlord's cost for reviewing any plans submitted by Tenant.


                                  ARTICLE 11.
                                    RESERVED

     Section 11.01. RESERVED

                                  ARTICLE 12.
                                MECHANICS' LIENS

     Section 12.01. Tenant shall not suffer or permit any mechanics' liens to be filed against the Property or Demised Premises by reason of work, labor, services, or materials supplied or claimed to have been supplied to Tenant or anyone holding any interest in the Property or Demised Premises or any part thereof through or under Tenant. If any such mechanics' lien shall at any time be filed against the Demised Premises, Tenant shall, within forty five (45) days after notice to it of the filing, cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction, or otherwise. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, then Landlord may discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs, and allowance. Nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied by inference or otherwise, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to, or repair of the Demised Premises or any part thereof, nor as giving Tenant a right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanics' lien against Landlord's interest in the Demised Premises.


                                  ARTICLE 13.
      SURRENDER OF THE DEMISED PREMISES; INSPECTION OF THE DEMISED PREMISES

     Section 13.01. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Demised Premises to Landlord in good order and repair, reasonable wear and tear excepted. Tenant shall remove all of its property and shall repair all damage to the Demised Premises or the Building occasioned by such removal. Any property not removed from the Demised Premises shall be deemed abandoned by Tenant and may be disposed of in any matter deemed appropriate by Landlord, the costs of removal occasioned by such removal to be at Tenant's expense.

     Section 13.02. Tenant shall permit Landlord and its authorized representatives to enter the Demised Premises at all reasonable times during usual business hours upon reasonable advance notice for the purpose of (a) inspecting the same, (b) making any necessary repairs thereto and performing any work therein that may be necessary by reason of Tenant's failure to make any such repairs, perform any such work, or comply with any Laws pursuant to Article 7 or Environmental Laws pursuant to Article 29 (or without notice in case of emergency). Nothing herein shall imply any duty upon the part of Landlord to do any such work; performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Tenant shall permit Landlord and its authorized representatives to enter the Demised Premises at all reasonable times during usual business hours upon reasonable advance notice for the purpose of exhibiting the same to prospective purchasers or Fee Mortgagees.


                                  ARTICLE 14.
                            ASSIGNMENT AND SUBLETTING

     Section 14.01. A. Tenant shall not sublet the Demised Premises or any part thereof, or assign, mortgage or hypothecate, or otherwise encumber this Lease or any interest therein nor grant concessions or licenses for the occupancy of the Demised Premises or any part thereof, without the prior written consent of Landlord in each instance. Any attempted transfer, assignment or subletting shall be void and confer no rights upon any third person. No assignment or subletting shall relieve Tenant of any obligations herein. The consent by Landlord to any transfer, assignment or subletting shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future transfer, assignment or subletting. If Tenant is a corporation or a partnership, and if at any time during the Term, the person or persons who, on the date of this Lease, owns or own a majority of such corporation's voting shares or such partnership's partnership interest, as the case may be, ceases or cease to own a majority of such shares (whether such sale occurs at one time or at intervals so that, in the aggregate, such a transfer shall have occurred), or interest, as the case may be, then in any such event, Tenant shall so notify Landlord and Landlord shall have the right, at its option, to terminate this Lease by notice to Tenant given within thirty (30) days thereafter, except that this sentence shall not be applicable to any corporation, the majority of outstanding voting stock of which is listed on a recognized securities exchange. For the purposes of this Section, stock ownership shall be determined in accordance with the principles set forth in Section 544 of the Internal Revenue Code of 1954, and the term "voting stock" shall refer to shares of stock regularly entitled to vote for the election of the directors of the corporation.

     B. If Tenant should assign its interest in this Lease, or if all or any part of the Demised Premises be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, as the case may be, and apply the net amount collected to the Rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant contained herein. The consent by Landlord to any assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance.

     C. If Tenant shall desire to assign this Lease, or to sublet the Demised Premises, it shall no later than forty five (45) days prior to the proposed effective date of the assignment or sublet, submit to Landlord a written request for Landlord's consent to such assignment or subletting, which request shall contain the following information: (i) the name and address of the proposed assignee or subtenant; (ii) the terms and conditions of the proposed assignment or subletting; (iii) the nature and character of the business of the proposed assignee or subtenant and its proposed use of the Demised Premises; and (iv) current financial information and any other information Landlord may reasonably request. Landlord may then, by notice to such effect given to Tenant within thirty (30) days after either the receipt of Tenant's request for consent or the receipt of such further information as Landlord may request pursuant to this Section, whichever is later, terminate this Lease on a date to be specified in said notice (hereinafter, the "Termination Date") which date shall be not earlier than one (1) day before the effective date of the proposed assignment or subletting nor later than sixty-one (61) days after said effective date. Tenant shall then vacate and surrender the Demised Premises on or before the Termination Date and the Term of this Lease shall end on the Termination Date as if that were the Expiration Date. Landlord shall be free to, and shall have no liability to Tenant if Landlord should, lease all or any part of the Demised Premises to Tenant's prospective assignee or subtenant.

     D. If Landlord shall not exercise its option to terminate this Lease pursuant to subsection C. above, Landlord shall not unreasonably withhold or delay its consent to the proposed assignment or subletting referred to in Tenant's notice given pursuant to said subsection, provided that the following further conditions shall be fulfilled:

     (1) Tenant shall not then be in default hereunder beyond the time herein provided, if any, to cure such default;

     (2) The proposed assignee or subtenant shall have a financial standing, be of a character, reasonably satisfactory to Landlord;

     (3) The proposed assignee or subtenant shall (i) not be a tenant or an affiliate of any tenant in any building owned by Landlord or Landlord's affiliates, or (ii) not be presently negotiating with Landlord or any affiliate of Landlord for space in any building owned by Landlord or its affiliates.

     (4) No subletting shall end later than one (1) day before the Expiration Date of this Lease or shall be for a term of less than two (2) years unless it commences less that two (2) years before the Expiration Date;

     (5) No subletting shall be for less floor space than the entire Demised Premises;

     (6) Tenant shall reimburse Landlord on demand for any costs that may be incurred by Landlord in connection with said assignment or sublease, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant, and legal costs incurred in connection with the granting of any requested consent;

     (7) Neither the proposed assignment or subletting nor the proposed use of the Demised Premises by the proposed assignee as sublessee shall be prohibited by the Fee Mortgage;

     (8) The form of the proposed sublease shall be in form reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article;

     (9) In Landlord's reasonable judgment the proposed assignee or subtenant is engaged in a business and the Demised Premises, or the relevant part thereof, will be used in a manner which (i) is in keeping with the then standards of the Demised Premises; and (ii) is limited to the use expressly permitted under this Lease; and

     (11) Tenant shall have complied with the provisions of Section 14.01 and Landlord shall not have exercised its option to terminate under said Section 14.01.C. within the time permitted therefor.

     E. Every subletting hereunder is subject to the express condition, and by accepting a sublease hereunder each subtenant shall be conclusively deemed to have agreed, that if this Lease should be terminated prior to the Expiration Date or if Landlord should succeed to Tenant's estate in the Demised Premises, then at Landlord's election the subtenant shall either surrender the Demised Premises to Landlord within thirty (30) days of Landlord's request therefor, or attorn to and recognize Landlord as the subtenant's landlord under the sublease and the subtenant shall promptly execute and deliver any instrument Landlord may request to evidence such attornment.

     F. Tenant shall furnish Landlord with a counterpart (which may be a reproduced copy) of each sublease or assignment made hereunder within ten (10) days after the date of its execution.

     G. Notwithstanding any assignment and assumption by the assignee of all or any part of the obligations of Tenant hereunder, Tenant herein named, and each immediate or remote successor in interest of Tenant named herein, shall remain liable jointly and severally (as a primary obligor) with its assignee and all subsequent assignees for the performance of Tenant's obligations hereunder, and, without limiting the generality of the foregoing, shall remain liable to Landlord for all acts and omissions on the part of any assignee subsequent to it in violation of any of the obligations of this Lease.

     H. If Tenant shall sublet the Demised Premises to anyone for rents which for any period shall exceed the Fixed Rent payable under this Lease for the same period, Tenant shall pay Landlord, as additional rent hereunder, fifty (50%) percent of the amount of any rents, additional charges or other consideration payable under the sublease to Tenant by the sublessee which is in excess of the Base Rent and additional rent accruing during the term of the sublease in respect of the Demised Premises pursuant to the terms hereof. If Tenant shall assign its interest under this Lease, Tenant shall pay Landlord, as additional rent, fifty (50%) percent of the amount by which the consideration paid in connection therewith, whether designated as an assignment fee, a payment for fixtures, or for any other consideration exceeds the amount of any brokerage commission paid to an unrelated party and the costs of any "build out" or alterations undertaken for the assignee. The sums payable under this Section 14.01.H. shall be paid to Landlord as additional rent as and when payable by the subtenant to Tenant.

     I. Notwithstanding the provisions of this Article 14, if Tenant is a corporation, Tenant shall have the right, without the consent of Landlord, to assign its interest in this Lease to a parent, subsidiary or affiliate of Tenant or any corporation which is a successor to Tenant either by merger or consolidation, or in connection with the transfer of all of the business and assets of the Tenant or a public offering of Tenant's stock, provided that the successor shall have a tangible net worth, determined in accordance with accepted accounting standards, at least equal to the tangible net worth of Tenant at the time of the transaction. No such assignment shall be valid unless, within ten (10) days prior to the effective date thereof, Tenant shall deliver to Landlord (i) a duplicate original instrument of assignment in form and substance satisfactory to Landlord, duly executed by Tenant, (ii) an instrument in form and substance satisfactory to Landlord, duly executed by the assignee, in which such assignee shall assume observance and performance of and to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

     Section 14.02. The Lease and Tenant's rights under the Lease are subject and subordinate to the lien of any present or future mortgage, indenture or other such lien encumbrance, together with any renewals, extensions, modifications, consolidations and replacements of such lien encumbrance, now or after the Commencement Date, affecting, placed or enforced against the Demised Premises, or any interest of Landlord in the Demised Premises, or Landlord's interest in the Lease and the leasehold estate created by the Lease (except to the extent any such instrument will expressly provide that the Lease is superior to such instrument). This provision will be self-operative and no further instrument of subordination will be required in order to effect it. Nevertheless, Tenant will execute, acknowledge and deliver to Landlord, at any time and from time to time, upon demand by Landlord, such documents as may be requested by Landlord, or any Fee Mortgagee to confirm or effect any such subordination. If Tenant fails or refuses to execute, acknowledge and deliver any such document within twenty (20) days after written demand, Landlord, its successors and assigns will be entitled to execute, acknowledge and deliver any and all such documents for and on behalf of Tenant as attorney-in-fact for

Tenant. Tenant does hereby constitute and irrevocably appoint Landlord, its successors and assigns as Tenant's attorney-in-fact to execute, acknowledge and deliver any and all documents described in this Section 14.02 for and on behalf of Tenant, as provided in this Section 14.02. Landlord agrees to use reasonable business efforts to obtain a non-disturbance agreement from the mortgagee in the mortgagee's standard form.

     Section 14.03. If the Demised Premises are encumbered by a Fee Mortgage and such Fee Mortgage is foreclosed, or if the Demised Premises is sold pursuant to such foreclosure or by reason of a default under said mortgage, then notwithstanding such foreclosure, such sale, or such default (i) Tenant shall not disaffirm the Lease or any of its obligations thereunder, and (ii) at the request of the applicable Fee Mortgagee or purchaser at such foreclosure or sale, Tenant shall attorn to such Fee Mortgagee or purchaser and execute a new lease for the Demised Premises setting forth all of the provisions of the Lease except that the term of such new lease shall be for the balance of the Term.

     Section 14.04. The term "Landlord" as used in this Lease means only the owner for the time being or the Fee Mortgagee in possession for the time being of the Demised Premises. In the event of any sale of the Demised Premises, then, subject to its obligations under Section 4.06 hereof, said Landlord shall be and hereby is entirely freed and relieved of all of its covenants, obligations and liability hereunder. This subsection shall be applicable to each owner of the Demised Premises, from time to time, and shall not be limited to the first owner of the Demised Premises.

     Section 14.05. If Landlord shall notify Tenant that the Demised Premises is encumbered by a Fee Mortgage and in such notice set forth the name and address of the Fee Mortgagee thereof; then, notwithstanding anything to the contrary, no notice intended for Landlord shall be deemed properly given unless a copy thereof is simultaneously sent to such Fee Mortgagee by certified or registered mail, return receipt requested. If any Fee Mortgagee shall perform any obligation that Landlord is required to perform hereunder, such performance by Fee Mortgagee, insofar as Tenant is concerned, shall be deemed performance on behalf of Landlord and shall be accepted by Tenant as if performed by Landlord.

                                  ARTICLE 15.
                             NO WAIVERS BY LANDLORD

     Section 15.01. Except as otherwise provided in this Lease, no act or thing done by Landlord or its agents during the term hereof shall constitute an eviction by Landlord, nor shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. The delivery of keys to an employee of Landlord or of its agents shall not operate as a termination of this Lease or a surrender of the Demised Premises.

     Section 15.02. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or to insist upon the strict performance by Tenant or any other Tenant, of the Rules and Regulations annexed hereto or hereafter adopted by Landlord shall not prevent a subsequent act or omission which would have originally constituted a violation, from having all the force and effect of an original violation.

     Section 15.03. The receipt by Landlord of rent with knowledge of breach of any covenant of this Lease shall not be deemed a waiver of such breach.

     Section 15.04. No payment by Tenant or receipt by Landlord of a lesser amount than the Fixed Rent and additional rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without any prejudice to Landlord's right to recover the balance or pursue any other remedy provided in this Lease.

                                  ARTICLE 16.
                   DEFAULT PROVISIONS - CONDITIONAL LIMITATION

     Section 16.01. Subject to the provisions of Sections 16.02 and 16.03, if one or more of the events in Section 16.01.A, B or C (an "Event of Default") shall have occurred and shall not have been remedied, within any applicable cure period, then Landlord may, at Landlord's option, give to Tenant a notice of election to end the term of this Lease at the expiration of five (5) days from the date of service of such notice, and, if that notice is given, if same is not cured within such time, then, at the expiration of those five (5) days the term of this Lease and all right, title, and interest of Tenant under it shall expire as fully and completely as if that day were the date specifically fixed for the expiration of the term of this Lease, and Tenant will then quit and surrender the Demised Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

     A. Default shall be made in the payment of the Rent or any other fixed financial obligation of Tenant to Landlord when due and such default shall continue for a period of five (5) days after the due date, or default shall be made n the payment of any non-recurring financial obligation for a period of five (5) days after notice; or

     B. Default shall be made in the performance of any other covenant or agreement on the part of Tenant to be performed under this Lease, and such default shall continue for a period of thirty (30) days after notice thereof, specifying such default, shall have been given to Tenant; provided, however, in the case of a default which cannot with reasonable diligence be remedied by Tenant within a period of thirty (30) days, if Tenant shall commence within such period of thirty (30) days to remedy the default and thereafter shall prosecute the remedying of such default with all reasonable diligence, the period of time after the giving of such notice within which to remedy the default shall be extended for such period as may be necessary to remedy the same with all reasonable diligence, but in no event longer than an additional thirty (30) days.

     C. (1) If Tenant, shall (a) make an assignment for the benefit of creditors, (b) file or acquiesce to a petition in any court (whether or not pursuant to any statute of the United States or of any state) in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, or (c) make an application in any such proceedings for or acquiesce to the appointment of a trustee or receiver for it or all of any portion of its property.

     (2) If any petition shall be filed against Tenant, to which Tenant does not acquiesce in any court (whether or not pursuant to any statute of the United States or any state) in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, and (a) Tenant or any guarantor of Tenant, if any, shall thereafter be adjudicated a bankrupt, or (b) such petition shall be approved by any such court, or (c) such proceedings shall not be stayed, dismissed, discontinued or vacated within sixty (60) days.

     (3) If, in any proceeding, pursuant to the application of any person other than Tenant, to which Tenant does not acquiesce, a receiver or trustee shall be appointed for Tenant, or for all or any portion of the property of either and such receivership or trusteeship shall not be set aside within sixty (60) days after such appointment.

     (4) Except as otherwise provided herein, if Tenant transfers by sale, assignment, operation or otherwise, fifty (50%) percent or greater interest (whether of stock, a partnership interest or otherwise) either in one transaction or in any aggregation or series of transactions without Landlord's consent.

     (5) If Tenant shall abandon the Demised Premises and/or permit the same to be unoccupied, unattended, vacant or deserted.

     Section 16.02. Upon the termination of this Lease pursuant to any of the provisions of this Article, it shall be lawful for Landlord, without formal demand or notice of any kind, to re-enter the Demised Premises by summary dispossess proceedings or any other action or proceeding authorized by law and to remove Tenant without being liable for any damages.

     Section 16.03. Nothing in this Article shall limit the right of Landlord to recover possession of the Demised Premises for nonpayment of the Rent pursuant to any summary dispossess proceedings or other proceeding or remedy available to it by law or by statute at any time after the occurrence of an Event of Default of the character specified in section 16.01.A. and the expiration of all periods of time within which Tenant shall be entitled to remedy such default.

     Section 16.04. A. Upon the termination of this Lease by reason of the happening of any Event of Default not timely cured, or in the event of the termination of this Lease by summary dispossess proceeding or under any provision of law now or at any time hereafter in force, by reason of or based upon or arising out of the occurrence of an Event of Default, or upon Landlord recovering possession of the Demised Premises in the manner or in any of the circumstances mentioned previously, or in any other manner or circumstances whatsoever pursuant to legal process, by reason of or based upon or arising out of the occurrence of an Event of Default, Landlord may, at Landlord's option, at any time and from time to time, relet the Demised Premises or any part of parts thereof, and receive and collect the rents therefor. Landlord shall apply the Rents so received first to the payment of such reasonable expenses as Landlord may have incurred in recovering possession of the Demised Premises, and for putting the same in good order or condition or preparing or altering the same for re-rental, and reasonable expenses, commissions, and charges paid by Landlord in and about the reletting thereof and then to the fulfillment of the covenants and agreements of Tenant under this Lease.

     B. Any such reletting as provided by section 16.04.A. may be for the remainder of the term of this Lease or for a longer or shorter period. In any such case and whether or not the Demised Premises, or any part thereof, be relet, Tenant shall pay to Landlord the Rent, all other charges required to be paid by Tenant up to the time of such termination of this Lease, or of such recovery of possession of the Demised Premises by Landlord, as the case may be, and thereafter Tenant shall, if required by Landlord, pay to Landlord until the end of the term of this Lease the equivalent of the amount of all the Rent reserved herein, and all other charges required to be paid by Tenant, less the net avails of reletting, if any, and the same shall be due and payable by Tenant to Landlord on the several rent days above specified, that is to say, upon each of such rent days Tenant shall pay to Landlord the net amount of the deficiency then existing after crediting any surplus of the net avails of reletting, if any, over the amount of all the Rent and all other charges required to be paid by Tenant which may have theretofore accrued.

     C. Under any of the circumstances mentioned previously in which Landlord shall have the right to hold Tenant liable upon the several rent days specified to pay Landlord the equivalent of the amount of the Rent and all other charges required to be paid by Tenant, Landlord shall have the election in place and instead of holding Tenant so liable, forthwith to recover against Tenant as damages for loss of the bargain and not as a penalty an aggregate sum which, at the time of such termination of this lease, or of such recovery of possession of the Demised Premises by Landlord, as the case may be, represents the then present worth of the excess, if any, of the aggregate of the Rent and all other charges payable by Tenant under this Lease that would have accrued for the balance of the term of this Lease over the aggregate rental value of the Demised Premises for the balance of such term.

     Section 16.05. Tenant waives the service of notice of Landlord's intention to reenter as provided for in any statute, or to institute legal proceedings to that end, and also waives any and all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. Landlord and Tenant each waives and shall waive any and all right to a trial by a jury in the event that summary proceedings shall be instituted by Landlord. The terms "enter," "reenter," "entry," or "reentry," as used in this Lease are not restricted to their technical legal meanings.

                                   ARTICLE 17.
                                 INDEMNIFICATION

     Section 17.01. A. Tenant shall indemnify and save harmless Landlord against and from any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees ("Liabilities"), which may be imposed upon or asserted against Landlord by reason of any work or thing whatsoever done in or about the Demised Premises by Tenant or any party other than Landlord or its agents, and shall also indemnify and save Landlord harmless against and from any and all Liabilities arising during the term of this Lease (i) from any condition of the Demised Premises first existing after the date hereof, or (ii) any sidewalk adjoining the Land, or of any vaults, passageways, or space therein or appurtenant to or adjoining the Land, and arising from any act or omission of Tenant, or any occupant of the Demised Premises or any part thereof, or of its or their agents, contractors, servants, employees, invitees, licensees, or of trespassers or arising from any accident, injury, or damage whatsoever caused to any person or property occurring during the term of this Lease in or about the Demised Premises, or upon or under the sidewalks adjoining the Land, and from and against all judgments, costs, expenses, and liabilities incurred in or about any such claim or action or proceeding brought therein.

     B. Landlord shall indemnify and save harmless Tenant against and from any and all Liabilities, which may be imposed upon or asserted against Tenant by reason of any work or thing whatsoever done in or about the Demised Premises by Landlord or its agents, and shall also indemnify and save Tenant harmless against and from any and all Liabilities arising during the term of this Lease any sidewalk adjoining the Land, or of any vaults, passageways, or space therein or appurtenant to or adjoining the Land, and arising from any act or omission of Landlord or of its agents, contractors, servants, employees, invitees, licensees.

     C. If any action or proceeding is brought against an indemnified party by reason of any claim described in this Section 17.01, the indemnifying party, upon notice from the indemnified party, shall defend such action or proceeding by counsel reasonably satisfactory to the indemnified party.

                                  ARTICLE 18.
                              RULES AND REGULATIONS

     Section 18.01. Tenant shall strictly observe the rules and regulations set forth in Schedule B annexed hereto and such other and further reasonable rules and regulations as Landlord or Landlord's agents may from time to time adopt (such rules and regulations as have been or may hereafter be adopted or amended are hereinafter the "Rules and Regulations").

                                  ARTICLE 19.
                        REMEDIES; LIMITATION OF LIABILITY

     Section 19.01. The specified remedies to which Landlord or Tenant may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the party may be lawfully entitled in case of any breach or threatened breach by the other party of any provision of this Lease. The failure of a party to insist in any one or more cases upon the strict performance of any of the covenants of this Lease or to exercise any option in this Lease shall not be construed as a waiver or a relinquishment for the future of such covenant or option. A receipt by Landlord of the Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach, and no waiver by either party of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by such party. In addition to the other remedies in this Lease provided, either party shall be entitled to the restraint by injunction of the violation, or attempted or threatened violation, of any of the covenants, conditions, or provisions of this Lease.

     Section 19.02. Landlord (and, in case Landlord shall be a joint venture, partnership, tenancy-in-common association or other form of joint ownership) and the members of any such joint venture, partnership, tenancy-in-common, association or other form of joint ownership shall have absolutely no personal liability with respect to any provision of this Lease, or any obligation or liability arising therefrom or in connection therewith. Tenant shall look solely to the equity of the then owner of the Property in the Property (or if the interest of the Landlord is a leasehold interest, Tenant shall look solely to such leasehold interest) for the satisfaction of any remedies of Tenant in the event of a breach by the Landlord of any of its obligations. Such exculpation of liability shall be absolute and without any exception whatsoever.

     Section 19.03. With respect to any provision of this Lease which provides, in effect, that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant, in no event, shall be entitled to make, nor shall Tenant make, any claim for, and Tenant hereby waives any claim for money damages; nor shall Tenant claim any money damages by way of set-off, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval; but Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

                                  ARTICLE 20.
                       CERTIFICATES OF LANDLORD AND TENANT

     Section 20.01. Either party shall, at any time and from time to time, upon not less than ten (10) days' prior notice from the other party, execute, acknowledge, and deliver to the other party a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications), and the dates to which the Fixed Rent and other charges have been paid in advance, and stating whether or not to the best knowledge of the signer of such statement the other party is in default in keeping, observing, or performing any covenant or agreement contained in this Lease and, if there be a default, specifying each such default, it being intended that any such statement delivered pursuant to this section may be relied upon by the other party or any purchaser, subtenant or mortgagee of its estate, but reliance on such statement may not extend to any default as to which the signer shall have had no actual knowledge, after due inquiry.

                                   ARTICLE 21.
                                     NOTICES

     Section 21.01.A. Any notice, demand, request, approval, or other communication (a "Notice") which, under the terms of this Lease or under any statute, must or may be given by the parties, must be in writing, and must be given by (i) mailing the same by registered or certified mail return receipt requested addressed, (ii) delivering same by any nationally recognized overnight carrier, or (iii) by telecopier, to the respective parties at their addresses above set forth. A copy of any notice to Landlord shall also be given to Farrell Fritz, P.C., 1320 RexCorp Plaza, Uniondale, New York 11556-1320, Attn: Peter L. Curry, Esq (Telecopier # (516) 336-2208). The notice to Tenant shall be given to Beckman, Lieberman & Barandes, LLP, 100 Jericho Quadrangle, Suite 329, Jericho, New York 11753, Attn: David H. Lieberman, Esq. (Telecopier # (516) 433-5858)

     B. Either party, and the holder of any Fee Mortgage who shall have made the request referred to in Section 21.02, may designate by notice in writing given in the manner specified a new or other address to which a notice shall thereafter be so given. All notices shall be deemed given (i) forty-eight (48) hours after having been duly deposited in the mails, or (ii) twenty-four hours after having been delivered to the overnight carrier.

     Section 21.02. If requested in writing by Landlord, Tenant, or the holder of any Fee Mortgagee (which request shall be made in the manner provided in Section 21.01 and shall specify an address to which notices shall be given) any such notice to Landlord shall also be given contemporaneously to the Fee Mortgagee in the manner herein specified.

                                   ARTICLE 22.
                                     BROKER

     Section 22.01. Landlord and Tenant covenant and agree that Newmark Knight Frank is the sole broker (the "Broker") that brought about this Lease. Landlord agrees to pay the Broker a commission pursuant to separate agreement. Tenant further covenants and agrees that to the extent any other party claims a broker or finder's fee through a party, Tenant will defend, indemnify and hold Landlord harmless from any and all claims, losses, judgments, liabilities, suits, costs of suits, and all other costs and expenses which Landlord may incur in connection therewith, including attorney's fees and costs to enforce this indemnity. This indemnification shall survive the termination of this Lease.

                                   ARTICLE 23.
                                 QUIET ENJOYMENT

     Section 23.01. Tenant, upon paying the Rent and all other charges provided for in this Lease and upon observing and keeping all of the covenants, agreements, and provisions of this Lease on its part to be observed and kept, shall lawfully and quietly hold, occupy, and enjoy the Demised Premises during the term of this Lease without hindrance or molestation by anyone claiming by through or under Landlord as such, subject, however, to the exceptions, reservations and conditions of this Lease.

                                  ARTICLE 24.
                       INVALIDITY OF PARTICULAR PROVISIONS

     Section 24.01. If any provision of this Lease or its application to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                   ARTICLE 25.
              COVENANTS TO BIND AND BENEFIT THE RESPECTIVE PARTIES

          Section 25.01. The covenants and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective successors and assigns.


                                   ARTICLE 26.
                                    UTILITIES

          Section 26.01. Tenant shall contract directly with and shall pay the applicable utility companies or governmental agencies for all utilities consumed on the Demised Premises, other than water. Landlord shall not be liable to Tenant for any interruption in or curtailment of any utility service, nor shall any such interruption or curtailment constitute a constructive eviction or grounds for rental abatement in whole or in part hereunder.

                                   ARTICLE 27.
                          CONDITION OF DEMISED PREMISES

          Section 27.01. Tenant represents that the Demised Premises, the title thereto, any sidewalks, parking areas adjoining the same, and subsurface conditions thereof, and the present permitted uses and prohibited uses thereof, have been examined by Tenant and that Tenant accepts the same "AS IS" in the condition or state in which they or any of them now are, without representation or warranty, express or implied in fact or by law, by Landlord and without recourse to Landlord, as to the title thereto, the nature, condition or usability thereof or the use or uses to which the Demised Premises or any part thereof may be put.

          Section 27.02. Tenant is fully familiar with the physical condition of the Demised Premises and with each and every part thereof, and accepts same in the condition in which they are in on the date of this Lease, and Landlord makes no representation or warranty with respect to the condition of the Demised Premises or of its fitness or availability for any particular use, and Landlord shall not be liable for any latent or patent defects therein, except as otherwise provided herein.

          Section 27.03. Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Demised Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of such services or the furnishing of any materials that would give rise to the filing of any lien against the Demised Premises or any part thereof.

                                  ARTICLE 28.
                              LATE FEE AND CHARGES

     Section 28.01. Any payment required to be made by Tenant under the provisions of this Lease not paid by Tenant when and as required hereunder, shall, at Landlord's option, thereupon be deemed to be due and payable on demand with interest per annum thereon equal to five (5%) percent in excess of the Prime Rate computed from date when the particular amount became due to the date of payment thereof to Landlord.

     Section 28.02. In order to cover the extra expense involved in handling delinquent payments, Tenant, at Landlord's option, shall pay a "late charge" of $250.00, provided said Rent is paid more than ten days after the due date thereof. Said late charge shall be charged only once for each overdue payment. It is understood and agreed that this charge is for additional expenses incurred by Landlord and shall not be considered interest.

                                  ARTICLE 29.
                       COMPLIANCE WITH ENVIRONMENTAL LAWS

     Section 29.01. Tenant agrees that it shall, at its sole cost and expense, promptly comply with all federal, state and local laws, ordinances, rules, regulations and any requirements and any directive, order or governmental instruction issued under any of the foregoing, relating to health or safety, hazardous or toxic substances or wastes, or air, ground and water pollution, protection and/or preservation of the environment (hereinafter collectively referred to as "Environmental Laws") applicable to its business and properties, wheresoever located, or its use of the Demised Premises.

     Section 29.02. Without limiting the foregoing, Tenant agrees:

     A. that it shall not allow to occur any action or omission in the Demised Premises or by it, its agents or invitees anywhere on the Property which is prohibited by or may result in any liability under any Environmental Law;

     B. whenever an Environmental Law requires any action of either or both of the owner or operator of the Demised Premises, Tenant shall fulfill all such obligations resulting from its activities or business at the Building at its sole cost and expense, it being the intention of the parties hereto that the Landlord shall be free of all expenses or obligations arising from or in connection with compliance with any Environmental Law with respect to such Tenant activities and Tenant shall bear all such expenses and obligations as if it is the sole owner and operator of the land and the Demised Premises;

     C. at its sole cost and expense to promptly discharge and remove any lien or encumbrance against the Demised Premises, the Building or any property owned or controlled in whole or in part by the Tenant, imposed by reason of Tenant's failure to comply with any Environmental Law or any provision of this Section 29.02;

     D. to defend, indemnify and hold Landlord harmless from and against any and all liabilities, penalties, losses, expenses, damages, costs, claims, causes of actions, judgments and/or the like, of whatever nature, including but not limited to attorneys' fees and other expenses of litigation or preparation thereof however arising including any action brought under this Section 29.02, to the extent such costs arise from or are in connection with Tenant's failure to comply with any Environmental Law or any provision of this Article.

     Section 29.03. Within ten (10) days after a written request by the Landlord, or the Fee Mortgagee, if any, Tenant shall deliver to Landlord a duly executed acknowledged affidavit of Tenant's chief officer, certifying that the Tenant is not in violation of any Environmental Law and that no person or entity is asserting or has asserted that Tenant is or may be in violation of any Environmental Law. Tenant shall supply Landlord and the Fee Mortgagee, if any, with all information relating to any alleged or actual violation of any Environmental Law as the Landlord or Landlord's Mortgagee reasonably requests within ten (10) days of a written request for such information.

     Section 29.04. Tenant agrees that each and every provision of this Article shall survive the expiration or earlier termination of the Term of this Lease. The parties hereto expressly agree and acknowledge that the Landlord would not enter into this Lease but for the provision of this Article and the survival thereof.

     Section 29.05.A. If Tenant receives any notice of the happening of any event involving an emission, spill, release or discharge into or upon (i) the air, (ii) soils or any improvements located thereon, (iii) surface water or ground water, or (iv) the sewer, septic system or waste treatment, storage or disposal system servicing the Demised Premises, of any toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such material listed in any federal, state or local law, code and ordinance and all rules and regulations promulgated thereunder, as hazardous or potentially hazardous) (any of which is hereafter referred to as a "Hazardous Discharge"), or any complaint, order, directive claim, citation or notice by any governmental authority or any other person or entity with respect to (a) air emissions, (b) spills, releases or discharges to soils or any improvements located thereon, surface water, ground water or the sewer, septic system or waste treatment, storage or disposal systems servicing the Demised Premises, (c) noise emissions,
(d) solid or liquid waste disposal, (e) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes or (f) or other environmental, health or safety matters affecting Tenant, the Demised Premises, any improvements located thereon, or the business therein conducted (any of which is hereafter referred to as an "Environmental Complaint"), then Tenant shall give immediate oral and written notice of same to Landlord, detailing all relevant facts and circumstances and, if Tenant is obligated to do so hereunder, initiate and complete all steps and actions necessary or advisable to clean up, remove, restore, resolve and minimize the impacts of the Hazardous Discharge or Environmental Complaint to the extent said Hazardous Discharge or Environmental Complaint shall have been due to a breach by Tenant of its obligations to be performed under the terms of this Lease.

     B. Without limitation of the foregoing, Landlord shall have the option, but shall not be obligated, to exercise any of its rights as provided in Article 13 of this Lease and may enter onto the Demised Premises and/or take any actions as it deems necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Discharge or Environmental Complaint upon Landlord's receipt of any notice from any person or entity asserting the happening of a Hazardous Discharge or an Environmental Complaint on or pertaining to the Demised Premises. All costs and expenses incurred by Landlord in the exercise of any such rights shall be deemed to be additional rent hereunder and shall be payable by Tenant to Landlord upon demand, provided that Tenant is otherwise responsible for same pursuant to the terms and conditions of this Lease.

                                   ARTICLE 30.
                                      LAWS

     Section 30.01. This Lease shall be construed and enforced in accordance with the laws of the State in which the Demised Premises are situated.

                                   ARTICLE 31.
                                 LANDLORD'S FEES

     Section 31.01. Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for all of Landlord's reasonable costs incurred in reviewing the proposed action or consent, including, without limitation, reasonable attorneys', engineers' or architects' fees, within ten (10) days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

                                   ARTICLE 32.
                                    AUTHORITY

     Section 32.01. Each party hereto represents to the other that the representing party is authorized to execute this Lease, perform the terms and conditions set forth herein by requisite action of the board of directors, or partners, as the case may be, and agrees upon request to deliver to the other party a resolution of similar document to that effect.

                                   ARTICLE 33.
                                  FORCE MAJEURE

     Section 33.01. In the event that Landlord or Tenant shall be delayed, hindered in or prevented from the performance of any act required hereunder by reason of acts of God, blackouts, inability to procure materials or obtain labor, failure of power, riots, insurrection, the act, failure to act or default of a third party utility or other party contractually obligated to provide services to the Property, war or other reason beyond their control, the performance of such act shall be excused for the period of the delay and the period of or the performance of any such act shall be extended for a period equivalent to the period of such delay but in no event shall this clause postpone, delay or excuse payment of Rent by Tenant to Landlord or any other sums or charges, payable by Tenant hereunder.

                                   ARTICLE 34.
                             MODIFICATIONS TO LEASE

     Section 34.01. If, in connection with obtaining financing for the Building, any bank, insurance company or other lending institution shall request reasonable modifications in this Lease as the conditions of such financing, Tenant will not unreasonably withhold, delay or defer its consent hereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely effect the leasehold interest hereby created.

                                   ARTICLE 35.
                                  HOLDING OVER

     Section 35.01. If Tenant holds over after the term of this Lease, and fails to vacate the Demised Premises after the expiration or sooner termination of this Lease for any cause or after Tenant's right to occupy the same ceases, thereafter, and notwithstanding anything to the contrary contained elsewhere in this Lease, such tenancy shall be a tenancy in sufferance terminable immediately by Landlord upon notice to Tenant and by Tenant upon thirty (30) days notice to Landlord, and Tenant shall be liable to Landlord for Fixed Rent at twice the monthly installment of Fixed Rent as provided in this Lease for the last month of the term hereunder in addition to Taxes, and all other charges required herein. If the Demised Premises are not surrendered at the end of the term, Tenant shall be responsible to Landlord for all damage which Landlord shall suffer by reason hereof, and Tenant hereby indemnifies Landlord against all claims made by any succeeding tenant against Landlord, resulting from delay by Landlord in delivering possession of the Demised Premises to such succeeding tenant.

                                   ARTICLE 36.
                                      SIGNS

     Section 36.01. Other than for the existing signage, the location, design and content of any signs hereafter located at the Demised Premises, other than the existing signage, shall be approved by Landlord, in its reasonable discretion. Any signs placed by the Tenant at the Demised Premises shall at all times conform to all applicable requirements of governmental authorities having jurisdiction and Tenant shall obtain any necessary permits for such purposes. Tenant shall be responsible for the cost of all repairs, replacement or maintenance of signs at the Demised Premises. Prior to the expiration or sooner termination of this Lease, Tenant shall, upon notice from Landlord, remove any signs requested by Landlord not less than ten (10) days prior to the expiration or sooner termination of this Lease.

                                   ARTICLE 37.
                               EXECUTION OF LEASE

     Section 37.01. The Lease shall be of no force and effect unless and until it is executed by both Landlord and Tenant.

                                   ARTICLE 38.
                                WAIVERS BY TENANT

     Section 38.01. Tenant, for itself, and on behalf of any and all persons claiming through or under it, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the Demised Premises or to have a continuance of this Lease for the term hereby after having been dispossessed or ejected therefrom by process of law or after the termination of this Lease as provided herein.

     Section 38.02. Tenant hereby waives the right to trial by jury in any action, summary proceeding, legal proceeding or counterclaim between or among the parties hereto or their successors or assigns on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the Demised Premises and any emergency statutory or any other statutory remedy.

     Section  38.03.  Supplementing  and in  furtherance  of the  provisions  of
Section 38.02, hereof, Tenant hereby waives the right to interpose a counterclaim of whatever nature or description (other than counterclaims which are compulsory in nature) in any summary proceeding instituted by Landlord against Tenant for possession of the Demised Premises or in any action or proceeding instituted by Landlord for unpaid Fixed Rent, additional rent or other sums or charges payable by Tenant under this Lease.

     Section 38.04. In the event Tenant claims or asserts that Landlord has violated or failed to perform a covenant of Landlord not to unreasonably withhold or delay Landlord's consent or approval, or in any case where Landlord's reasonableness in exercising its judgment is in issue, Tenant's sole remedy shall be an action for specific performance, declaratory judgment or injunction and in no event shall Tenant be entitled to any money damages for a breach of such covenant and in no event shall Tenant claim or assert any claims in any money damages in any action or by way of set off, defense or counterclaim (other than counterclaims which are compulsory in nature) and Tenant hereby specifically waives the right to any money damages or other remedies.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed and delivered this Lease as of the day and year first above written.

                          LANDLORD: 180 LINDEN REALTY, LLC


                          By:  /s/
                          -------------------------------------------------
                              Name: Scott Burman
                              Title: Manager


                          TENANT: VASOMEDICAL, INC.


                          By: /s/
                          -------------------------------------------------
                              Name: John C. K. Hui
                              Title:  President

                                    EXHIBIT A

                                  Rent Schedule

---------------------------------------- -------------------------------------- --------------------------------------
                 Year                                  Per Month                              Per Annum
---------------------------------------- -------------------------------------- --------------------------------------
            ______1________                            $11,551.50                            $138,618.00
---------------------------------------- -------------------------------------- --------------------------------------
            ______2________                            $12,013.56                            $144,162.72
---------------------------------------- -------------------------------------- --------------------------------------
            ______3________                            $12,494.10                           $ 149,929.63
---------------------------------------- -------------------------------------- --------------------------------------
                  4                                    $12,993.87                            $155,926.40
---------------------------------------- -------------------------------------- --------------------------------------
                  5                                    $13,513.62                            $162,163.45
---------------------------------------- -------------------------------------- --------------------------------------